August 22, 2012

TOUCHSTONE FUNDS GROUP TRUST

Touchstone Small Cap Core Fund

Supplement to Prospectus and Summary Prospectus dated January 27, 2012

Notice of Closure to New Purchasers

All classes of the Touchstone Small Cap Core Fund (the “Fund”) are closed to new accounts effective as of the close of business on September 21, 2012 (the “Closing Date”). Additional investments will not be accepted in the Fund after the Closing Date until further notice, with the following exceptions:

•                  Existing shareholders may add to an existing account through the purchase of additional shares of the Fund, including the reinvestment of dividends and cash distributions from shares owned in the Fund. Please note: Selling agents who transact in the Fund through an omnibus account are not permitted to purchase shares of the Fund on behalf of clients who do not currently own shares of the Fund.

•                  You are the beneficiary of shares of the Fund (e.g., through an IRA or transfer on death account) or are the recipient of shares of the Fund through a transfer and wish to use the proceeds of that account to open up a new account in your name in the Fund.

•                  You sponsor a retirement plan or benefit plan that currently invests in the Fund as an investment option. Each such plan may open up new participant accounts within the Plan. The sponsor may also offer the Fund as an investment option in other retirement or benefit plans offered by the same company, its subsidiaries and affiliates.

•                  Investors who invest through existing discretionary fee-based or wrap programs (through a broker/dealer, bank or registered investment adviser) that currently utilize the Fund as an investment option in firm research-driven or asset allocation model portfolios.

•                  Centrally-managed asset allocation models or discretionary model portfolios that have approved the inclusion of the Fund as an investment option for their clients and the inclusion was approved by the Fund prior to the Closing Date.

If you believe you are eligible to purchase shares of the Fund, you may be required to provide appropriate proof of eligibility. The Fund reserves the right to reject any purchase order if it believes that acceptance of such order would interfere with its ability to effectively manage the Fund. The Fund reserves the right to reopen to new investors at a future date, to make additional exceptions, to limit the above exceptions or otherwise to modify the foregoing closure policy for any reason. You may obtain additional information by calling Touchstone at 1.800.543.0407.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • www.TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TSFAX-S13-1201.